UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 22, 2008

Catapult Communications Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	0-24701	77-0086010
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

160 South Whisman Road, Mountain View, California		94041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(650) 960-1025

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On April 24, 2008, Catapult Communications Corporation (the "Registrant") issued a press release announcing the results of operations for the second fiscal quarter ended March 31, 2008. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On April 22, 2008, the Compensation Committee (the "Committee") of the Board of Directors of the Company amended the Executive Officer Fiscal Year 2008 Variable Compensation Plan (the "Amended 2008 Variable Compensation Plan"), pursuant to which the Company’s executive officers may receive performance-based compensation based on the Company’s achieving specified order booking goals for the first and second quarter of fiscal year 2008 that are approved by Board of Directors or the Committee. For the third and fourth quarters of FY 2008, the executive officers performance based compensation will be based to the extent of 50% on the attainment by the Company of order bookings goals approved by the Board of Directors or Committee for those quarters and to the extent of 50% attainment by the Company of pre-FAS 123(R) earnings before interest, taxes, depreciation and amortization (EBITDA) goals approved by the Board of Directors or the Committee for those quarters. The Amended 2008 Variable Compensation Plan is attached to this Current Report on Form 8-K as Exhibit 10.1.

The material terms of the Amended 2008 Variable Compensation Plan are as follows:

- Each executive officer is assigned an on-target bonus amount for Fiscal Year 2008;

- Bonuses will be paid in cash on a quarterly basis with respect to each quarter of fiscal year 2008 calculated separately with respect to each goal starting at achievement by the Company of 50% of each goal and continuing on a linear basis to 100% achievement, at which level 100% of the on-target bonus for that goal will be paid. Should the Company exceed any goal, executive officers will receive additional bonus compensation with respect to that goal calculated by extending the line starting at 50% at the same slope; e.g., the bonus will be double the on-target bonus for a particular quarter if achievement is 150% of the approved goal.

Item 9.01 Financial Statements and Exhibits.

Exhibits

10.1 Amended Executive Officer Fiscal Year 2008 Variable Compensation Plan

99.1 Press release dated April 24, 2008 announcing the Registrant's results of operations for the second fiscal quarter ended March 31, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catapult Communications Corporation

April 24, 2008	By:	/s/ Christopher A. Stephenson

Name: Christopher A. Stephenson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amended Executive Officer Fiscal Year 2008 Variable Compensation Plan
99.1	Press release dated April 24, 2008 announcing the Registrant's results of operations for the second fiscal quarter ended March 31, 2008.